Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
AAM Low Duration Preferred and Income Securities ETF (PFLD)
(the “Fund”)
June 23, 2020
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated November 15, 2019, as previously supplemented
The Fund is jointly and primarily managed by Austin Wen, CFA, Portfolio Manager for Vident Investment Advisory, LLC (“VIA”), and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA. They have been the portfolio managers of the Fund since June 2020. All references to other portfolio managers and related information should be disregarded.
The “Portfolio Managers” section on pages 12–13 of the Prospectus is revised to read as follows:
Portfolio Managers
The Fund is managed by VIA’s portfolio management team. The individual members of the team responsible for the day-to-day management of the Fund’s portfolio are listed below.
Austin Wen, CFA, is a portfolio manager for the Fund. Mr. Wen has been a Portfolio Manager of VIA since 2016 and has seven years of investment management experience. His focus at VIA is on portfolio management and trading, risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial beginning in 2014, working on the development and review of investment solutions. He began his career in 2011 as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.
Rafael Zayas, CFA, is a Portfolio Manager for the Sub-Adviser and has over 15 years of investment management experience. Mr. Zayas became SVP, Head of Portfolio Management and Trading ETF at VIA in June 2020. From 2017 to 2020, he was Senior Portfolio Manager – International Equity at VIA and his investment management experience includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining VIA, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.
The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager, and the portfolio managers’ ownership of Shares.
The first sentence of the“Portfolio Managers” section on page 18 of the SAI is revised to read as follows:
The Fund is co-managed by Austin Wen, CFA, and Rafael Zayas, CFA.
The following replaces the “Portfolio Managers — Other Accounts” section on page 18 of the SAI:
Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of June 15, 2020, none of which were subject to a performance-based management fee:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Austin Wen, CFA	28	$3.78 billion	0	$0	0	$0
Rafael Zayas, CFA	32	$4.49 billion	1	$98.00 million	0	$0

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.